Exhibit 10.7

INDEMNITY AGREEMENT

entered into between

Execution Version

PLATMIN LIMITED

(Registration No. 54400)

and

ORKID S.à r.l.

(Registration No. B 167 777)

and

HODOS HOLDINGS LIMITED

(Registration No. 55562)

and

THE BAKGATLA BA KGAFELA TRIBE

and

PALLINGHURST IVY LANE CAPITAL LIMITED

(Registration No. 69215 C1/GBL)

and

ITERELENG BAKGATLA MINERALS RESOURCES (PTY) LTD

(Registration No. 2003/003721/07)

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and

BAKGATLA PALLINGHURST JV (PTY) LTD

(Registration No. 2007/030554/07)

and

PALLINGHURST INVESTOR CONSORTIUM (PTY) LTD

(Registration No. 2007/030604/07)

and

CLIDET NO 832 (PTY) LTD

(Registration No. 2008/011497/07)

and

LEXSHELL 38 GENERAL TRADING (PTY) LTD

(Registration No. 2006/017942/07)

and

PLATMIN SOUTH AFRICA (PTY) LTD

(Registration No. 2000/002572/07)

and

NEWSHELF 1101 (PTY) LTD

(Registration No. 2010/018827/07)

and

PILANESBERG PLATINUM MINES (PTY) LTD

(Registration No. 2002/015572/07)

and

WEST DUNES PROPERTIES 115 (PTY) LTD

(Registration No. 2004/010211/07)

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and

PALLINGHURST (CAYMAN) GP L.P.

and

INVESTEC BANK LIMITED

(Registration No. 1969/004763/06)

and

PALLINGHURST INVESTMENT CONSORTIUM II (LUX) S.à r.l.

(Registration No. B152918)

and

PALLINGHURST INVESTOR CONSORTIUM (LUX) S.à r.l.

(Registration No. B143734)

and

DUTCH INVESTMENTS (LUX) S.à r.l.

(Registration No. B157475)

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WHEREBY IT IS AGREED AS FOLLOWS:

1.	INTERPRETATION AND PRELIMINARY

The headings of the clauses in this Agreement are for the purpose of convenience and reference only and shall not be used in the interpretation of nor modify nor amplify the terms of this Agreement nor any clause hereof. Unless a contrary intention clearly appears:

1.1	words importing:

1.1.1	any one gender include the other two genders;

1.1.2	the singular include the plural and vice versa; and

1.1.3	natural persons include created entities (corporate or unincorporate) and the state and vice versa;

1.2	the following terms shall have the meanings assigned to them hereunder and cognate expressions shall have corresponding meanings, namely -

1.2.1	“Agreement” means this indemnity agreement;

1.2.2	“BBKT” means the Bakgatla Ba Kgafela Tribe, a universitas personarum being a traditional community and tribe established according to indigenous custom, with full contractual capacity;

1.2.3	“BPJV” means Bakgatla Palllnghurst JV (Pty) Ltd, Registration No. 2007/030554/07, a limited liability private company duly incorporated in the Republic of South Africa;

1.2.4	“Business Day” means any day other than a Saturday, Sunday or public holiday in the Republic of South Africa and/or Mauritius and/or Guernsey and /or Luxembourg;

1.2.5	“Clidet” means Clidet No 832 (Pty) Ltd, Registration No. 2008/011497/07, a limited liability private company duly incorporated in the Republic of South Africa;

1.2.6	“Companies Act” means the Companies Act, 2008;

1.2.7	“Effective Date” means the date upon which the Suspensive Condition is fulfilled, or waived, as the case may be;

1.2.8	“Guernsey SPV” means Hodos Holdings Limited, Registration No. 55562, a company duly incorporated in Guernsey;

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1.2.9	“Holding Company” means holding company as defined in the Companies Act and references to a “Holding Company” shall not be limited to entitles incorporated under the Companies Act and, in respect any company of which BBKT holds more than 50% (fifty percent) of the issued share capital, “Holding Company” means BBKT;

1.2.10	“IBMR” means Itereleng Bakgatla Minerals Resources (Pty) Ltd, Registration No. 2003/003721/07, a limited liability private company duly incorporated in the Republic of South Africa;

1.2.11	“Ivy Lane” means Pallinghurst Ivy Lane Capital Limited, Registration No. 69215 C1/GBL, a private company limited by shares incorporated in the Republic of Mauritius;

1.2.12	“Lexshell” means Lexshell 38 General Trading (Pty) Ltd, Registration No. 2006/017942/07, a limited liability private company duly incorporated in the Republic of South Africa;

1.2.13	“LLTI” means Newshelf 1101 (Pty) Ltd, Registration No. 2010/018827/07, a limited liability private company duly incorporated in the Republic of South Africa;

1.2.14	“Loan Creation Consolidation Agreement” means the consolidation agreement entered into or to be entered into between Luxco, Guernsey SPV, Platmln, BBKT, IBMR, Ivy Lane, BPJV, PIC, Rustenburg Platinum Mines Limited, Clidet, Lexshell, Richtrau, Platmin SA, LLTI, PPM, West Dunes and Webber Wentzel;

1.2.15	“Luxco” means Orkld S.à r.l., Registration No. B 167 777, a limited liability private company duly incorporated in Luxembourg;

1.2.16	“Parties” means, collectively. Ivy Lane, Luxco, Guernsey SPV, Platmin, BBKT, IBMR, BPJV, PIC, Clidet, Lexshell, Platmin SA, LLTI, PPM, West Dunes, Pallinghurst (Cayman) GP LP„ Investec Bank Limited, Palllnghurst Investment Consortium II (Lux) S.à r.l., Pallinghurst Investor Consortium (Lux) S.à r.l. and Dutch Investments (Lux) S.à r.l and references to a “Party” shall be to any of either of them individually, as the context may require;

1.2.17	“Party’s Group” means in relation to each Party:

1.2.17.1	any Subsidiary of that Party;

1.2.17.2	any Holding Company of that Party; and

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1.2.17.3	any Subsidiary of that Parly’s Holding Company;

1.2.18	“PIC” means Pallinghurst Investor Consortium (Pty) Ltd, Registration No. 2007/030604/07, a limited liability private company duly incorporated in the Republic of South Africa;

1.2.19	“Platmin” means Platmin Limited, Registration No. 54400, a limited liability company duly incorporated in Guernsey;

1.2.20	“Platmin SA” means Platmin South Africa (Pty) Ltd, Registration No. 2000/002572/07, a limited liability private company duly incorporated in the Republic of South Africa, formerly Boynton Investments (Pty) Ltd;

1.2.21	“PPM” means Pilanesberg Platinum Mines (Pty) Ltd, Registration No. 2002/015572/07, a limited liability private company duly incorporated in the Republic of South Africa;

1.2.22	“Relationship Agreement” means the agreement entered into or to be entered into between Luxco, Guernsey SPV, Platmin, BBKT, IBMR, Ivy Lane, BPJV, PIC, Clidet, Lexshell, Platmin SA, LLTI, PPM, West Dunes, Pallinghurst (Cayman) GP L.P., Investec Bank Limited, Pallinghurst Investment Consortium II (Lux) S.à r.l., Pallinghurst Investor Consortium (Lux) S.à r.l. and Dutch Investments (Lux) S.à r.l.;

1.2.23	“Richtrau” means Richtrau No 123 (Pty) Ltd, Registration No. 2006/017346/07, a limited liability private company duly incorporated in the Republic of South Africa;

1.2.24	“Signature Date” means the date of the signature of this Agreement by the last Party to do so;

1.2.25	“Subscription Agreement” shall bear the meaning ascribed to in the Loan Creation Consolidation Agreement;

1.2.26	“Subsidiary” means subsidiary as defined in the Companies Act and references to a “Subsidiary” shall not be limited to entities incorporated under the Companies Act and in respect of any company of which BBKT holds more than 50% (fifty percent) of the issued share capital, “Subsidiary” means such company;

1.2.27	“Suspensive Condition” means the suspensive condition in clause 2.1;

1.2.28	“VAT” means value added tax as may be levied in terms of the VAT Act;

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1.2.29	“VAT Act” means the Value-Added Tax Act, 1991;

1.2.30	“West Dunes” means West Dunes Properties 115 (Pty) Ltd (Registration No. 2004/010211/07), a limited liability private company duly incorporated in the Republic of South Africa; and

1.3	any reference to an enactment is to that enactment as at the Signature Date and as amended or re-enacted from time to time and includes any subordinate legislation made from time to time under such enactment;

1.4	if any provision in a definition is a substantive provision conferring rights or imposing obligations on any Party, notwithstanding that it is only in the definition clause, effect shall be given to it as if it were a substantive provision in the body of the Agreement;

1.5	when any number of days is prescribed in this Agreement, same shall be reckoned exclusively of the first and inclusively of the last day unless the last day is not a Business Day, in which case the last day shall be the next succeeding Business Day;

1.6	if any term is defined within the context of any particular clause in this Agreement, the term so defined, unless it is clear from the clause in question that the term so defined has limited application to the relevant clause, shall bear the meaning ascribed to it for all purposes in terms of this Agreement, notwithstanding that that term has not been defined in this interpretation clause;

1.7	capitalised words and/or terms used in this Agreement but not defined herein shall bear the meaning ascribed to them in the Relationship Agreement;

1.8	the expiration or termination of this Agreement shall not affect such of the provisions of this Agreement as expressly provide that they will operate after any such expiration or termination or which of necessity must continue to have effect after such expiration or termination, notwithstanding that the clauses themselves do not expressly provide for this;

1.9	the rule of construction that a contract shall be interpreted against the Party responsible for the drafting or preparation of the contract, shall not apply;

1.10	any reference in this Agreement to a Party shall include a reference to that Party’s assigns expressly permitted under this Agreement and, if such Party is liquidated or sequestrated, be applicable also to and binding upon that Party’s liquidator or trustee, as the case may be;

1.11	any reference to an agreement includes a reference to that agreement and its annexures, as may be amended, supplemented, varied or novated from time to time;

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1.12	the words “include”, “including” and “in particular” shall be construed as being by way of example or emphasis only and shall not be construed, nor shall they take effect, as limiting the generality of any preceding word/s; and

1.13	the words “other” and “otherwise” shall not be construed eiusdem generis with any preceding words where a wider construction is possible.

2.	SUSPENSIVE CONDITION

2.1	The whole of this Agreement, other than the provisions of clause 1, this clause 2, and clauses 5 to 15 (both inclusive), which shall be of immediate force and effect on the Signature Date, is subject to the fulfilment of the suspensive condition, that by not later than 15 December 2013 the suspensive condition to the Relationship Agreement has been fulfilled.

2.2	Forthwith after the Signature Date, the Parties shall use their respective reasonable endeavours and co-operate in good faith to procure the fulfilment of the Suspensive Condition, to the extent that it is within their power to do so, as expeditiously as reasonably possible.

2.3	The Suspensive Condition has been inserted for the benefit of all Parties who will be entitled to waive fulfilment of same by written agreement prior to the expiry of the relevant time period set out in clause 2.1 (or extended in accordance with clause 2.4).

2.4	Unless the Suspensive Condition has been fulfilled or waived by not later than the date contemplated in clause 2.1 (or such later date or dates as may be agreed in writing between the Parties before the aforesaid date or dates), the provisions of this Agreement save for clause 1, this clause 2 and clauses 5 to 15 (both inclusive) which will remain of full force and effect, will never become of any force or effect and the status quo ante will be restored as near as may be possible and none of the Parties will have any claim against any other in terms hereof or arising from the failure of the Suspensive Condition, save for any claims arising from a breach of clause 2.2 and/or any prior breach of any of the provisions of this Agreement which became effective prior to the Effective Date.

3.	INDEMNITY

3.1	If Ivy Lane, Pallinghurst Investment Consortium II (Lux) S.à r.l., Pallinghurst Investor Consortium (Lux) S.à r.l., Dutch Investments (Lux) S.à r.l. and/or any member of Ivy Lane’s Party’s Group which is a party to the Relationship Agreement or which becomes a party to the Relationship Agreement pursuant to clause 18 of the Relationship Agreement and/or BBKT and/or any member of BBKT’s Party’s Group which is a party to the Relationship

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Agreement or which becomes a party to the Relationship Agreement pursuant to clause 18 of the Relationship Agreement (each an “Indemnified Party”):

3.1.1	pursues Platmin and/or any member of Platmin’s Party’s Group which is a party to the Relationship Agreement or which becomes a party to the Relationship Agreement pursuant to clause 18 of the Relationship Agreement (“Platmin Breaching Party”) in respect of a breach of any provision/s (“Relevant Provision”) of the Relationship Agreement (“Breach”); and

3.1.2	the Indemnified Party has diligently exhausted all reasonable remedies available to it in law in pursuing the Breach; and

3.1.3	the Indemnified Party is unsuccessful in pursuing the Breach: (a) by virtue of the Relevant Provision/s being unenforceable against the Platmin Breaching Party solely because such Relevant Provision/s constitutes a breach of clause 26 of the Loan Creation Consolidation Agreement and/or clause 24 of the Subscription Agreement; or (b), but would have been successful in pursuing the Breach had the Relevant Provision/s been included in the Loan Creation Consolidation Agreement or the Subscription Agreement,

then Platmin indemnifies and holds the Indemnified Party harmless against all direct Damages it suffers as a result of the above provided that: (a) the provisions of clauses 25.1.2, 25.1.3, 25.1.4, 4.1.1 and 4.2.2 of the Relationship Agreement apply mutatis mutandis to this Agreement, save that the capped amounts contemplated in clauses 4.1.1 and 4.1.2 shall also include this Agreement; and (b) the principles contemplated in clauses 26.6, 26.7, 26.8. 26.9 and 26.10 and 26.11 of the Relationship Agreement shall apply mutatis mutandis to this Agreement.

3.2	To the extent that any Indemnified Party is not a Party, this clause 3 constitutes a stipulatio alteri in favour of such Indemnified Party, which stipulatio alteri such Indemnified Party may accept at anytime.

4.	WARRANTIES GENERAL

4.1	No warranties or representations, express or implied or tacit, whether by law, contract or otherwise and whether it induced the contract or not, which are not set forth in this Agreement shall be binding on any Party, and the Parties hereby irrevocably waive any right (common law or otherwise) that they may have to rely thereon.

4.2	Each of the Parties hereby warrants to and in favour of the other Parties that:

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4.2.1	it has the legal capacity and has taken all necessary corporate action required to empower and authorise it to enter into this Agreement;

4.2.2	this Agreement constitutes an agreement valid and binding on it and enforceable against it in accordance with its terms; and

4.2.3	the execution of this Agreement and the performance of its obligations hereunder does not and shall not:

4.2.3.1	contravene any law or regulation to which it is subject;

4.2.3.2	contravene any provision of its constitutional documents; or

4.2.3.3	conflict with, or constitute a breach of any of the provisions of any other agreement, obligation, restriction or undertaking which is binding on it.

4.3	Each warranty and undertaking in this Agreement:

4.3.1	is a separate warranty and undertaking and will in no way be limited or restricted by reference to or inference from the terms of any other warranty or undertaking or by any other words in this Agreement;

4.3.2	shall continue and remain in force notwithstanding the completion of the transactions contemplated in this Agreement; and

4.3.3	be deemed to be material and to be a material representation inducing the recipient to enter into this Agreement.

4.4	It is recorded that the Parties have entered into this Agreement on the strength of the warranties and undertakings that they have received and on the basis that such warranties and undertakings will, unless otherwise specifically stated, be correct on the relevant date/s.

5.	CONFIDENTIALITY AND PUBLICITY

5.1	Any information obtained by any Party in terms, or arising from the implementation of this Agreement shall be treated as confidential by that Party and shall not be used, divulged or permitted to be divulged to any person not being a Party, without the prior written consent of the other Party save that:

5.1.1	each Party shall be entitled to disclose such information to its employees, its directors, shareholders, professional advisors and funders who have a need to know and who have been directed by the disclosing Party to keep such

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information confidential and have undertaken to keep such information confidential;

5.1.2	each Party shall be entitled to disclose any information which is required to be furnished by law or regulation or by existing contract as at the Signature Date or by any stock exchange; and

5.1.3	no Party shall be precluded from using or divulging such information in order to pursue any legal remedy available to it.

5.2	In the event that a Party is required to disclose information as contemplated in clause 5.1.2, such Party will:

5.2.1	advise the other Party (the “Relevant Party”) in writing prior to disclosure, if possible;

5.2.2	take such steps to limit the disclosure to the minimum extent required to satisfy such requirement and to the extent that it lawfully and reasonably can;

5.2.3	afford the Relevant Party a reasonable opportunity, if possible, to intervene in the proceedings;

5.2.4	comply with the Relevant Party’s reasonable requests as to the manner and terms of such disclosure; and

5.2.5	notify the Relevant Party of the recipient of, and the form and extent of, any such disclosure or announcement immediately after it was made.

6.	ARBITRATION PROCEDURES

6.1	Unless provided for to the contrary in this Agreement, a dispute which arises in regard to:

6.1.1	the interpretation of;

6.1.2	the carrying into effect of;

6.1.3	either of the Party’s rights and obligations arising from;

6.1.4	the termination or purported termination of or arising from the termination of; or

6.1.5	the rectification or proposed rectification of this Agreement, or out of or pursuant to this Agreement or on any matter which in terms of this Agreement requires agreement by the Parties, (other than where an interdict is sought or urgent relief may be obtained from a court of competent jurisdiction),

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shall be submitted to and decided by arbitration.

6.2	That arbitration shall be held:

6.2.1	with only the Parties and their representatives present thereat; and

6.2.2	at Sandton, South Africa.

6.3	It is the intention that the arbitration shall, where possible, be held and concluded in 21 (twenty one) Business Days after it has been demanded.

6.4	Save as expressly provided in this Agreement to the contrary, the arbitration shall be subject to the arbitration legislation for the time being in force in South Africa.

6.5	There shall be 1 (one) arbitrator who shall be a practising senior counsel or, alternatively, a practising attorney of not less than 15 (fifteen) years’ experience as an attorney

6.6	The appointment of the arbitrator shall be agreed upon by the Parties in writing or, failing agreement by the Parties within 10 (ten) Business Days after the arbitration has been demanded, at the request of any of the Parties shall be nominated by the Chairman for the time being of the Arbitration Foundation of South Africa (or its successor body in title) (“AFSA”). If that person fails or refuses to make the nomination, any Party may approach the High Court of South Africa to make such an appointment. To the extent necessary, the court is expressly empowered to do so.

6.7	The Parties shall keep the evidence in the arbitration proceedings and any order made by any arbitrator confidential unless otherwise contemplated herein.

6.8	The arbitrator shall be obliged to give his award in writing fully supported by reasons.

6.9	The provisions of this clause are severable from the rest of this Agreement and shall remain in effect even if this Agreement is terminated for any reason.

6.10	The arbitrator shall have the power to give default judgment if any Party fails to make submissions on due date and/or fails to appear at the arbitration, which judgment the arbitrator shall be entitled to rescind on good cause shown in terms of the legal principles applicable to rescission of judgments.

7.	GOVERNING LAW

7.1	This Agreement is governed by, and all disputes, claims, controversies, or disagreements of whatever nature arising out of or in connection with this Agreement, including any question regarding its existence, validity, interpretation, termination or enforceability shall be resolved in accordance with the laws of South Africa.

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7.2	Notwithstanding anything to the contrary contained in clause 6, any Party shall be entitled to apply for any interdict (or any other matter that cannot be resolved pursuant to clause 6) to be heard by any competent court having jurisdiction in any dispute arising from or in connection with this Agreement, and the Parties consent to same, save that if BBKT is the Party applying for urgent relief or claiming an order of specific performance against a Platmin Breaching Party, the Parties hereby consent and submit to the exclusive jurisdiction of the South Gauteng High Court of the Republic of South Africa in any dispute arising from or in connection with this Agreement.

8.	BREACH

If any Party (the “Defaulting Party”) commits any breach of this Agreement and fails to remedy such breach within 10 (ten) Business Days, (the “Notice Period”) of written notice requiring the breach to be remedied, then the Party giving the notice (the “Claiming Party”) will be entitled to claim immediate specific performance of all or any of the Defaulting Party’s obligations under this Agreement, with or without claiming damages, whether or not such obligation is falling due for performance and the Parties hereby agree that no Party shall be entitled to cancel this Agreement.

9.	WHOLE AGREEMENT, NO AMENDMENT

9.1	This Agreement constitutes the whole agreement between the Parties relating to the subject matter hereof and supersedes any other discussions, agreements and/or understandings regarding the subject matter hereof.

9.2	No amendment or consensual cancellation of this Agreement or any provision or term hereof or of any agreement, bill of exchange or other document issued or executed pursuant to or in terms of this Agreement and no settlement of any disputes arising under this Agreement and no extension of time, waiver or relaxation or suspension of or agreement not to enforce or to suspend or postpone the enforcement of any of the provisions or terms of this Agreement or of any agreement, bill of exchange or other document issued pursuant to or in terms of this Agreement shall be binding unless recorded in a written document signed by the Parties (or in the case of an extension of time, waiver or relaxation or suspension, signed by the Party granting such extension, waiver or relaxation). Any such extension, waiver or relaxation or suspension which is so given or made shall be strictly construed as relating strictly to the matter in respect whereof it was made or given.

9.3	No oral pactum de non petendo shall be of any force or effect.

9.4	No extension of time or waiver or relaxation of any of the provisions or terms of this Agreement or any agreement, bill of exchange or other document issued or executed pursuant to or in terms of this Agreement, shall operate as an estoppel against any Party in respect of its rights under this Agreement, nor shall it operate so as to preclude such Party

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(save as to any extension, waiver or relaxation actually given) thereafter from exercising its rights strictly in accordance with this Agreement.

9.5	To the extent permissible by law no Party shall be bound by any express or implied or tacit term, representation, warranty, promise or the like not recorded herein, whether it induced the contract and/or whether it was negligent or not.

10.	DOMICILIACITANDl ET EXECUTANDI

10.1	The Parties choose as their domicilia citandl at executandi for all purposes under this Agreement, whether in respect of court process, notices or other documents or communications of whatsoever nature (including the exercise of any option), the following addresses:

10.1.1	Ivy Lane:

Physical:	[***]

Postal:	[***]

Fax:	[***]

For the attention of: [***]

10.1.2	Luxco:

Physical:	[***]

Postal:	[***]

Fax:	[***]

For the attention of: [***]

10.1.3	Platmin:

Physical:	[***]

Postal:	[***]

Fax:	[***]

For the attention of: [***]

10.1.4	BBKT, IBMR and Lexshell:

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Physical:	[***]

Postal:	[***]

Fax:	[***]

For the attention of: [***]

With a copy to: The Bakgatla Ba Kgafela - Financial Services (Proprietary) Limited

Physical:	[***]

Postal:	[***]

Fax:	[***]

For the attention of: [***]

10.1.5	BPJV:

Physical:	[***]

Postal:	[***]

Fax:	[***]

For the attention of: [***]

10.1.6	PIC:

Physical:	[***]

Postal:	[***]

Fax:	[***]

For the attention of: [***]

10.1.7	Clidet:

Physical:	[***]

Postal:	[***]

Fax:	[***]

For the attention of: [***]

10.1.8	Platmin SA:

Physical:	[***]

Postal:	[***]

Fax:	[***]

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For the attention of: [***]

10.1.9	Guernsey SPV:

Physical:	[***]

Postal:	[***]

Fax:	[***]

For the attention of: [***]

10.1.10	LLTI:

Physical:	[***]

Postal:	[***]

Fax:	[***]

For the attention of: [***]

10.1.11	PPM:

Physical:	[***]

Postal:	[***]

Fax:	[***]

For the attention of: [***]

10.1.12	West Dunes:

Physical:	[***]

Postal:	[***]

Fax:	[***]

For the attention of: [***]

10.1.13	Pallinghurst Cayman:

Physical:	[***]

Postal:	[***]

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Fax:	[***]

For the attention of: [***]

10.1.14	Investec:

Physical:	[***]

Postal:	[***]

Fax:	[***]

For the attention of: [***]

10.1.15	Pallinghurst Investment Consortium II (Lux) S.à r.l., Pallinghurst Investor Consortium (Lux) S.à r.l. and Dutch Investments (Lux) S.à r.l.:

Physical:	[***]

Postal:	[***]

Fax:	[***]

For the attention of: [***]

10.2	Any notice or communication required or permitted to be given in terms of this Agreement shall be valid and effective only if in writing but it shall be competent to give notice by fax.

10.3	Any Party may by notice to the other Parties change the physical address chosen as its domicillum citandi et executandi vis-à-vis that Party to another physical address in South Africa or its fax number, provided that the change shall become effective vis-à-vis that addressee on the 10th (tenth) Business Day from the receipt of the notice by the addressee.

10.4	Any notice to a Party:

10.4.1	sent by prepaid registered post (by airmail if appropriate) in a correctly addressed envelope to it at an address chosen as its domicillium citandi et executandi to which post is delivered shall be deemed to have been received on the 7th (seventh) Business Day after posting (unless the contrary is proved);

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10.4.2	delivered by hand to a responsible person during ordinary business hours at the physical address chosen as its domicillium citandi et executandi shall be deemed to have been received on the day of delivery; or

10.4.3	sent by fax to its chosen fax number stipulated in clause 10.1, shall be deemed to have been received on the date of despatch (unless the contrary is proved).

10.5	Notwithstanding anything to the contrary herein contained a written notice or communication actually received by a Party shall be an adequate written notice or communication to it notwithstanding that it was not sent to or delivered at its chosen domicillium citandi et executandi.

11.	COSTS

Each Party shall bear its own costs in relation to the negotiation, preparation and implementation of this Agreement.

12.	SEVERABILITY

Any provision in this Agreement which is or may become illegal, invalid or unenforceable in any jurisdiction affected by this Agreement shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability and shall be treated pro non scripto and severed from the balance of this Agreement, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other Jurisdiction.

13.	STIPULATE ALTERI

No part of this Agreement shall constitute a stipulatlo alteri in favour of any person who is not a Party to the Agreement unless the provision in question expressly provides that it does constitute a stipulatlo alteri.

14.	NO CESSION AND ASSIGNMENT

Except as expressly provided in this Agreement, no Party shall be entitled to cede, assign, transfer or delegate all or any of its rights, obligations and/or interest in, under or in terms of this Agreement to any third party without the prior written consent of the other Parties (which consent shall not be unreasonably withheld).

15.	EXECUTION IN COUNTERPARTS

This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same agreement as at the date of signature of the Party that signs its counterpart last in time.

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Signed by the Parties and witnessed on the following dates and at the following places respectively:

For:	ORKID S.à r.l.

Signature:
who warrants that he / she is duly authorised thereto
Name:
Date:
Place:

For:	PLATMIN LIMITED

Signature:	/s/ Arne H. Frandsen
who warrants that he / she is duly authorised thereto
Name:	ARNE H. FRANDSEN
Date:
Place:

For:	THE BAKGATLA BA KGAFELA TRIBE

Signature:
who warrants that he / she is duly authorised thereto
Name:
Date:
Place:

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Signed by the Parties and witnessed on the following dales and at the following places respectively:

For:	ORKID S.à r.l.

Signature:
who warrants that he / she is duly authorised thereto
Name:
Date:
Place:

For:	PLATMIN LIMITED

Signature:
who warrants that he / she is duly authorised thereto
Name:
Date:
Place:

For:	THE BAKGATLA BA KGAFELA TRIBE

Signature:	/s/ Molefe John Pilane
who warrants that he / she is duly authorised thereto
Name:	MOLEFE JOHN PILANE
Date:	30/10/2012
Place:	SANDTON

21

Signed by the Parties and witnessed on the following dales and at the following places respectively:

For:	ORKID S.à r.l.

Signature:	/s/ illegible
who warrants that he / she is duly authorised thereto
Name:	illegible
Date:	[ILLEGIBLE]
Place:	[ILLEGIBLE]

For:	PLATMIN LIMITED

Signature:
who warrants that he / she is duly authorised thereto
Name:
Date:
Place:

For:	THE BAKGATLA BA KGAFELA TRIBE

Signature:
who warrants that he / she is duly authorised thereto
Name:
Date:
Place:

22

For:	ITERELENG BAKGATLA MINERALS RESOURCES (PTY) LTD

Signature:	/s/ Molefe John Pilane
who warrants that he / she is duly authorised thereto
Name:	MOLEFE JOHN PILANE
Date:	30/10/2012
Place:	SANDTON

For:	PALLINGHURST IVY LANE CAPITAL LIMITED

Signature:
who warrants that he / she is duly authorised thereto
Name:
Date:
Place:

For:	BAKGATLA PALLINGHURST JV (PTY) LTD

Signature:
who warrants that he / she is duly authorised thereto
Name:
Date:
Place:

For:	PALLINGHURST INVESTOR CONSORTIUM (PTY) LTD

Signature:
who warrants that he / she is duly authorised thereto
Name:
Date:
Place:

23

For:	ITERELENG BAKGATLA MINERALS RESOURCES (PTY) LTD

Signature:
who warrants that he / she is duly authorised thereto
Name:
Date:
Place:

For:	PALLINGHURST IVY LANE CAPITAL LIMITED

Signature:	/s/ Arne H. Frandsen
who warrants that he / she is duly authorised thereto
Name:	ARNE H. FRANDSEN
Date:
Place:

For:	BAKGATLA PALLINGHURST JV (PTY) LTD

Signature:	/s/ Arne H. Frandsen
who warrants that he / she is duly authorised thereto
Name:	ARNE H. FRANDSEN
Date:
Place:

For:	PALLINGHURST INVESTOR CONSORTIUM (PTY) LTD

Signature:	/s/ Arne H. Frandsen
who warrants that he / she is duly authorised thereto
Name:	ARNE H. FRANDSEN
Date:
Place:

24

For:	CLIDET NO. 832 (PTY) LTD

Signature:
who warrants that he / she is duly authorised thereto
Name:
Date:
Place:

For:	LEXSHELL 38 GENERAL TRADING (PTY) LTD

Signature:	/s/ Molefe John Pilane
who warrants that he / she is duly authorised thereto
Name:	MOLEFE JOHN PILANE
Date:	30/10/2012
Place:	SANDTON

For:	PLATMIN SOUTH AFRICA (PTY) LTD

Signature:
who warrants that he / she is duly authorised thereto
Name:
Date:
Place:

For:	NEWSHELF1101 (PTY) LTD

Signature:
who warrants that he / she is duly authorised thereto
Name:
Date:
Place:

25

For:	CLIDET NO. 832 (PTY) LTD

Signature:	/s/ Arne H. Frandsen
who warrants that he / she is duly authorised thereto
Name:	ARNE H. FRANDSEN
Date:
Place:

For:	LEXSHELL 38 GENERAL TRADING (PTY) LTD

Signature:
who warrants that he / she is duly authorised thereto
Name:
Date:
Place:

For:	PLATMIN SOUTH AFRICA (PTY) LTD

Signature:	/s/ Arne H. Frandsen
who warrants that he / she is duly authorised thereto
Name:	ARNE H. FRANDSEN
Date:
Place:

For:	NEWSHELF1101 (PTY) LTD

Signature:	/s/ Arne H. Frandsen
who warrants that he / she is duly authorised thereto
Name:	ARNE H. FRANDSEN
Date:
Place:

26

For:	PILANESBURG PLATINUM MINE (PTY) LTD

Signature:
who warrants that he / she is duly authorised thereto
Name:
Date:
Place:

For:	HODOS HOLDING LIMITED

Signature:	/s/ Arne H. Frandsen
who warrants that he / she is duly authorised thereto
Name:	ARNE H. FRANDSEN
Date:
Place:

For:	WEST DUNES PROPERTIES 115 (PTY) LTD

Signature:
who warrants that he / she is duly authorised thereto
Name:
Date:
Place:

For:	PALLINGHURST (CAYMAN) GP L.P.

Signature:	/s/ Arne H. Frandsen
who warrants that he / she is duly authorised thereto
Name:	ARNE H. FRANDSEN
Date:
Place:

27

For:	PILANESBURG PLATINUM MINE (PTY) LTD

Signature:	/s/ TG Dale
who warrants that he / she is duly authorised thereto
Name:	TG DALE
Date:	30 OCTOBER 2012
Place:	CENTURION

For:	HODOS HOLDING LIMITED

Signature:
who warrants that he / she is duly authorised thereto
Name:
Date:
Place:

For:	WEST DUNES PROPERTIES 115 (PTY) LTD

Signature:	/s/ TG Dale
who warrants that he / she is duly authorised thereto
Name:	TG DALE
Date:	30 OCTOBER 2012
Place:	CENTURION

For:	PALLINGHURST (CAYMAN) GP L.P.

Signature:
who warrants that he / she is duly authorised thereto
Name:
Date:
Place:

28

For:	INVESTEC BANK LIMITED

Signature:	/s/ ILLEGIBLE
who warrants that he / she is duly authorised thereto
Name:	ILLEGIBLE
Date:
Place:	ILLEGIBLE

For:	PALLINGHUIRST INVESTMENT CONSORTIUM II (LUX) S.à r.l.

Signature:	/s/ Arne H. Frandsen
who warrants that he / she is duly authorised thereto
Name:	ARNE H. FRANDSEN
Date:
Place:

For:	PALLINGHURST INVESTOR CONSORTIUM (LUX) S.à r.l.

Signature:	/s/ Arne H. Frandsen
who warrants that he / she is duly authorised thereto
Name:	ARNE H. FRANDSEN
Date:
Place:

For:	DUTCH INVESTMENTS (LUX) S.à r.l.

Signature:	/s/ Arne H. Frandsen
who warrants that he / she is duly authorised thereto
Name:	ARNE H. FRANDSEN
Date:
Place:

Clause number and description	Page

1. INTERPRETATION AND PRELIMINARY	4
2. SUSPENSIVE CONDITION	8
3. INDEMNITY	8
4. WARRANTIES GENERAL	9
5. CONFIDENTIALITY AND PUBLICITY	10
6. ARBITRATION PROCEDURES	11
7. GOVERNING LAW	12
8. BREACH	13
9. WHOLE AGREEMENT, NO AMENDMENT	13
10. DOMICILIACITANDl ET EXECUTANDI	14
11. COSTS	18
12. SEVERABILITY	18
13. STIPULATE ALTERI	18
14. NO CESSION AND ASSIGNMENT	18
15. EXECUTION IN COUNTERPARTS	18

INDEMNITY AGREEMENT

entered into between

THE BAKGATLA BAKGAFELA TRIBE

and

ORKID S.à.r.l.

(Registration No. B 167 777)

and

HODOS HOLDINGS LIMITED

(Registration No. 55562)

and

PLATMIN LIMITED

(Registration No. 54400)

and

PALLINGHURST IVY LANE CAPITAL LIMITED

(Registration No. 69215 C1/GBL)

and

ITERELENG BAKGATLA MINERALS RESOURCES (PTY) LTD

(Registration No. 2003/003721/07)

2

and

BAKGATLA PALLINGHURST JV (PTY) LTD

(Registration No. 2007/030554/07)

and

PALLINGHURST INVESTOR CONSORTIUM (PTY) LTD

(Registration No. 2007/030604/07)

and

CLIDET NO 832 (PTY) LTD

(Registration No. 2008/011497/07)

and

LEXSHELL 38 GENERAL TRADING (PTY) LTD

(Registration No. 2006/017942/07)

and

PLATMIN SOUTH AFRICA (PTY) LTD

(Registration No. 2000/002572/07)

and

NEWSHELF 1101 (PTY) LTD

(Registration No. 2010/018827/07)

and

PILANESBERG PLATINUM MINES (PTY) LTD

(Registration No. 2002/015572/07)

and

WEST DUNES PROPERTIES 115 (PTY) LTD

3

and

PALLINGHURST (CAYMAN) GP L.P.

and

INVESTEC BANK LIMITED

(Registration No. 1969/004763/06)

and

PALLINGHURST INVESTMENT CONSORTIUM II (LUX) S.à.r.l.

(Registration No. B152918)

and

PALLINGHURST INVESTOR CONSORTIUM (LUX) S.à.r.l.

(Registration No. B143734)

and

DUTCH INVESTMENTS (LUX) S.à.r.l.

(Registration No. B157475)

4

Page

1. INTERPRETATION AND PRELIMINARY	5
2. SUSPENSIVE CONDITION	9
3. INDEMNITY	9
4. WARRANTIES GENERAL	10
5. CONFIDENTIALITY AND PUBLICITY	11
6. ARBITRATION PROCEDURES	12
7. GOVERNING LAW	13
8. BREACH	14
9. WHOLE AGREEMENT, NO AMENDMENT	14
10. DOMICILIA CITAND1 ET EXECUTANDI	15
11. COSTS	19
12. SEVERABILITY	19
13. STIPULATE ALTERI	19
14. NO CESSION AND ASSIGNMENT	19
15. EXECUTION IN COUNTERPARTS	19

5

WHEREBY IT IS AGREED AS FOLLOWS:

1.	INTERPRETATION AND PRELIMINARY

The headings of the clauses in this Agreement are for the purpose of convenience and reference only and shall not be used in the interpretation of nor modify nor amplify the terms of this Agreement nor any clause hereof. Unless a contrary intention clearly appears:

1.1	words importing:

1.1.1	any one gender include the other two genders;

1.1.2	the singular include the plural and vice versa; and

1.1.3	natural persons include created entities (corporate or unincorporate) and the state and vice versa;

1.2	the following terms shall have the meanings assigned to them hereunder and cognate expressions shall have corresponding meanings, namely -

1.2.1	“Agreement” means this indemnity agreement;

1.2.2	“BBKT” means the Bakgatla Ba Kgafela Tribe, a universitas personarum being a traditional community and tribe established according to indigenous custom, with full contractual capacity;

1.2.3	“BPJV” means Bakgatla Pallinghurst JV (Pty) Ltd, Registration No. 2007/030554/07, a limited liability private company duly incorporated in the Republic of South Africa;

1.2.4	“Business Day” means any day other than a Saturday, Sunday or public holiday in the Republic of South Africa and/or Mauritius and/or Guernsey and /or Luxembourg;

1.2.5	“Clidet” means Clidet No 832 (Pty) Ltd, Registration No. 2008/011497/07, a limited liability private company duly incorporated in the Republic of South Africa;

1.2.6	“Companies Act” means the Companies Act, 2008;

1.2.7	“Effective Date” means the date upon which the Suspensive Condition is fulfilled, or waived, as the case may be;

1.2.8	“Guernsey SPV” means Hodos Holdings Limited, Registration No. 55562, a company duly incorporated in Guernsey;

6

1.2.9	“Holding Company” means holding company as defined in the Companies Act and references to a “Holding Company” shall not be limited to entities incorporated under the Companies Act and, in respect any company of which BBKT holds more than 50% (fifty percent) of the issued share capital, “Holding Company” means BBKT;

1.2.10	“IBMR” means Itereleng Bakgatla Minerals Resources (Pty) Ltd, Registration No. 2003/003721/07, a limited liability private company duly incorporated in the Republic of South Africa;

1.2.11	“Ivy Lane” means Pallinghurst Ivy Lane Capital Limited, Registration No. 69215 C1/GBL, a private company limited by shares incorporated in the Republic of Mauritius;

1.2.12	“Lexshe” means Lexshell 38 General Trading (Pty) Ltd, Registration No. 2006/017942/07, a limited liability private company duly incorporated in the Republic of South Africa;

1.2.13	“LLTI” means Newshelf 1101 (Pty) Ltd, Registration No. 2010/018827/07, a limited liability private company duly incorporated in the Republic of South Africa;

1.2.14	“Loan Creation Consolidation Agreement” means the consolidation agreement entered into or to be entered into between Luxco, Guernsey SPV, Platmin, BBKT, IBMR, Ivy Lane, BPJV, PIC, Rustenburg Platinum Mines Limited, Clidet, Lexshell, Richtrau, Platmin SA, LLTI, PPM, West Dunes and Webber Wentzel;

1.2.15	“Luxco” means Orkid S.à r.l., Registration No. B 167 777, a limited liability private company duly incorporated in Luxembourg;

1.2.16	“Parties” means, collectively, Ivy Lane, Luxco, Guernsey SPV, Platmin, BBKT, IBMR, BPJV, PIC, Clidet, Lexshell, Platmin SA, LLTI, PPM, West Dunes, Pallinghurst (Cayman) GP LP., Investec Bank Limited, Pallinghurst Investment Consortium II (Lux) S.à.r.l., Pallinghurst Investor Consortium (Lux) S.à.r.l. and Dutch Investments (Lux) S.à.r.l., and references to a “Party” shall be to any of either of them individually, as the context may require;

1.2.17	“Party’s Group” means in relation to each Party:

1.2.17.1	any Subsidiary of that Party;

1.2.17.2	any Holding Company of that Party; and

7

1.2.17.3	any Subsidiary of that Party’s Holding Company;

1.2.18	“PIC” means Pallinghurst Investor Consortium (Pty) Ltd, Registration No. 2007/030604/07, a limited liability private company duly incorporated in the Republic of South Africa;

1.2.19	“Piatmin” means Platmin Limited, Registration No. 64400, a limited liability company duly incorporated in Guernsey;

1.2.20	“Platmin SA” means Platmin South Africa (Pty) Ltd, Registration No. 2000/002572/07, a limited liability private company duly incorporated in the Republic of South Africa, formerly Boynton Investments (Pty) Ltd;

1.2.21	“PPM” means Pllanesberg Platinum Mines (Pty) Ltd, Registration No. 2002/015572/07, a limited liability private company duly incorporated in the Republic of South Africa;

1.2.22	“Relationship Agreement” means the agreement entered into or to be entered into between Luxco, Guernsey SPV, Platmin, BBKT, IBMR, Ivy Lane, BPJV, PIC, Clidel, Lexshell, Platmin SA, LLTI, PPM, West Dunes, Pallinghurst (Cayman) GP L.P., Investec Bank Limited, Pallinghurst Investment Consortium II (Lux) S.à.r.l., Pallinghurst Investor Consortium (Lux) S.à.r.l. and Dutch Investments (Lux) S.à.r.l;

1.2.23	“Richtrau” means Richtrau No 123 (Pty) Ltd, Registration No. 2006/017346/07, a limited liability private company duly incorporated in the Republic of South Africa;

1.2.24	“Signature Date” means the date of the signature of this Agreement by the last Party to do so;

1.2.25	“Subscription Agreement” shall bear the meaning ascribed to in the Loan Creation Consolidation Agreement;

1.2.26	“Subsidiary” means subsidiary as defined in the Companies Act and references to a “Subsidiary” shall not be limited to entitles incorporated under the Companies Act and in respect of any company of which BBKT holds more than 50% (fifty percent) of the issued share capital, “Subsidiary” means such company;

1.2.27	“Suspensive Condition” means the suspensive condition in clause 2.1;

1.2.28	“VAT” means value added tax as may be levied in terms of the VAT Act;

8

1.2.29	“VAT Act” means the Value-Added Tax Act, 1991;

1.2.30	“West Dunes” means West Dunes Properties 115 (Pty) Ltd (Registration No. 2004/010211/07), a limited liability private company duly incorporated in the Republic of South Africa; and

1.3	any reference to an enactment is to that enactment as at the Signature Date and as amended or re-enacted from time to time and includes any subordinate legislation made from time to time under such enactment;

1.4	if any provision in a definition is a substantive provision conferring rights or imposing obligations on any Party, notwithstanding that it is only in the definition clause, effect shall be given to it as if it were a substantive provision in the body of the Agreement;

1.5	when any number of days is prescribed in this Agreement, same shall be reckoned exclusively of the first and inclusively of the last day unless the last day is not a Business Day, in which case the last day shall be the next succeeding Business Day;

1.6	if any term is defined within the context of any particular clause. In this Agreement, the term so defined, unless it is clear from the clause in question that the term so defined has limited application to the relevant clause, shall bear the meaning ascribed to it for all purposes in terms of this Agreement, notwithstanding that that term has not been defined in this interpretation clause;

1.7	capitalised words and/or terms used in this Agreement but not defined herein shall bear the meaning ascribed to them in the Relationship Agreement;

1.8	the expiration or termination of this Agreement shall not affect such of the provisions of this Agreement as expressly provide that they will operate after any such expiration or termination or which of necessity must continue to have effect after such expiration or termination, notwithstanding that the clauses themselves do not expressly provide for this;

1.9	the rule of construction that a contract shall be interpreted against the Party responsible for the drafting or preparation of the contract, shall not apply;

1.10	any reference in this Agreement to a Party shall include a reference to that Party’s assigns expressly permitted under this Agreement and, if such Party is liquidated or sequestrated, be applicable also to and binding upon that Party’s liquidator or trustee, as the case may be;

1.11	any reference to an agreement includes a reference to that agreement and its annexures, as may be amended, supplemented, varied or novated from time to time;

9

1.12	the words “Include”, “including” and “in particular” shall be construed as being by way of example or emphasis only and shall not be construed, nor shall they take effect, as limiting the generality of any preceding word/s; and

1.13	the words “other” and “otherwise” shall not be construed eiusdem generis with any preceding words where a wider construction is possible.

2.	SUSPENSIVE CONDITION

2.1	The whole of this Agreement, other than the provisions of clause 1, this clause 2, and clauses 5 to 15 (both inclusive), which shall be of Immediate force and effect on the Signature Date, is subject to the fulfilment of the suspensive condition, that by not later than 15 December 2013 the suspensive condition to the Relationship Agreement has been fulfilled.

2.2	Forthwith after the Signature Date, the Parties shall use their respective reasonable endeavours and co-operate in good faith to procure the fulfilment of the Suspensive Condition, to the extent that it is within their power to do so, as expeditiously as reasonably possible.

2.3	The Suspensive Condition has been inserted for the benefit of all Parties who will be entitled to waive fulfilment of same by written agreement prior to the expiry of the relevant time period set out in clause 2.1(or extended in accordance with clause 2.4).

2.4	Unless the Suspensive Condition has been fulfilled or waived by not later than the date contemplated in clause 2.1(or such later date or dates as may be agreed in writing between the Parties before the aforesaid date or dates), the provisions of this Agreement save for clause 1, this clause 2 and clauses 5 to 15 (both inclusive) which will remain of full force and effect, will never become of any force or effect and the status quo ante will be restored as near as may be possible and none of the Parties will have any claim against any other in terms hereof or arising from the failure of the Suspensive Condition, save for any claims arising from a breach of clause 2.2 and/or any prior breach of any of the provisions of this Agreement which became effective prior to the Effective Date.

3.	INDEMNITY

3.1	If Ivy Lane, Pallinghurst Investment Consortium II (Lux) S.à.r.l., Pailinghurst Investor Consortium (Lux) S.à.r.l., Dutch Investments (Lux) S.à.r.l and/or any member of Ivy Lane’s Party’s Group which is a party to the Relationship Agreement or which becomes a party to the Relationship Agreement pursuant to clause 18 of the Relationship Agreement and/or Platmin and/or any member of Platmin’s Party’s Group which is a party to the Relationship

10

Agreement or which becomes a party to the Relationship Agreement pursuant to clause 18 of the Relationship Agreement (each an “Indemnified Party”):

3.1.1	pursues BBKT and/or any member of BBKT’s Party’s Group which is a partly to the Relationship Agreement or which becomes a party to the Relationship Agreement pursuant to clause 18 of the Relationship Agreement (“BBKT Breaching Party”) in respect of a breach of any provision/s (“Relevant Provision”) of the Relationship Agreement (“Breach”); and

3.1.2	the Indemnified Party has diligently exhausted all reasonable remedies available to it in law in pursuing the Breach; and

3.1.3	the Indemnified Party is unsuccessful in pursuing the Breach: (a) by virtue of the Relevant Provision/s being unenforceable against the BBKT Breaching Party solely because such Relevant Provision/s constitutes a breach of clause 26 of the Loan Creation Consolidation Agreement and/or [clause 24] of the Subscription Agreement; or (b), but would have been successful in pursuing the Breach had the Relevant Provision/s been included in the Loan Creation Consolidation Agreement or the Subscription Agreement,

then BBKT indemnifies and holds the Indemnified Party harmless against all direct damages it suffers as a result of the above, provided that: (a) the provisions of clauses 25.1.2, 25.1.3, 25.1.4 and 25.1.5.2 of the Relationship Agreement apply mutatis mutandis to this Agreement, save that the capped amount contemplated in clause 25.1.5.2 shall also include this Agreement; and (b) the principles contemplated in clauses 26.1, 26.2, 26.3. 26.4 and 26.5 of the Relationship Agreement shall apply mutatis mutandis to this Agreement.

3.2	To the extent that any Indemnified Party is not a Party, this clause 3 constitutes a stipuiatio alteri in favour of such Indemnified Party, which stipuiatio alteri such Indemnified Party may accept at any lime.

4.	WARRANTIES GENERAL

4.1	No warranties or representations, express or implied or tacit, whether by law, contract or otherwise and whether it induced the contract or not, which are not set forth in this Agreement shall be binding on any Party, and the Parties hereby irrevocably waive any right (common law or otherwise) that they may have to rely thereon.

4.2	Each of the Parties hereby warrants to and in favour of the other Parties that:

4.2.1	it has the legal capacity and has taken all necessary corporate action required to empower and authorise it to enter into this Agreement;

11

4.2.2	this Agreement constitutes an agreement valid and binding on it and enforceable against it in accordance with its terms; and

4.2.3	the execution of this Agreement and the performance of its obligations hereunder does not and shall not:

4.2.3.1	contravene any law or regulation to which it is subject;

4.2.3.2	contravene any provision of its constitutional documents; or

4.2.3.3	conflict with, or constitute a breach of any of the provisions of any other agreement, obligation, restriction or undertaking which is binding on it.

4.3	Each warranty and undertaking in this Agreement:

4.3.1	is a separate warranty and undertaking and will in no way be limited or restricted by reference to or inference from the terms of any other warranty or undertaking or by any other words in this Agreement;

4.3.2	shall continue and remain in force notwithstanding the completion of the transactions contemplated in this Agreement; and

4.3.3	be deemed to be material and to be a material representation inducing the recipient to enter into this Agreement.

4.4	It is recorded that the Parties have entered into this Agreement on the strength of the warranties and undertakings that they have received and on the basis that such warranties and undertakings will, unless otherwise specifically stated, be correct on the relevant date/s.

5.	CONFIDENTIALITY AND PUBLICITY

5.1	Any information obtained by any Party in terms, or arising from the implementation of this Agreement shall be treated as confidential by that Party and shall not be used, divulged or permitted to be divulged to any person not being a Party, without the prior written consent of the other Party save that:

5.1.1	each Party shall be entitled to disclose such information to its employees, its directors, shareholders, professional advisors and funders who have a need to know and who have been directed by the disclosing Party to keep such information confidential and have undertaken to keep such information confidential;

12

5.1.2	each Party shall be entitled to disclose any information which is required to be furnished by law or regulation or by existing contract as at the Signature Date or by any stock exchange; and

5.1.3	no Party shall be precluded from using or divulging such information in order to pursue any legal remedy available to it.

5.2	In the event that a Party is required to disclose information as contemplated in clause 5.1.2, such Party will:

5.2.1	advise the other Party (the “Relevant Party”) in writing prior to disclosure, if possible;

5.2.2	take such steps to limit the disclosure to the minimum extent required to satisfy such requirement and to the extent that it lawfully and reasonably can;

5.2.3	afford the Relevant Party a reasonable opportunity, If possible, to intervene in the proceedings;

5.2.4	comply with the Relevant Party’s reasonable requests as to the manner and terms of such disclosure; and

5.2.5	notify the Relevant Party of the recipient of, and the form and extent of, any such disclosure or announcement Immediately after it was made.

6.	ARBITRATION PROCEDURES

6.1	Unless provided for to the contrary in this Agreement, a dispute which arises in regard to;

6.1.1	the interpretation of;

6.1.2	the carrying into effect of;

6.1.3	either of the Party’s rights and obligations arising from;

6.1.4	the termination or purported termination of or arising from the termination of; or

6.1.5	the rectification or proposed rectification of this Agreement, or out of or pursuant to this Agreement or on any matter which in terms of this Agreement requires agreement by the Parties, (other than where an interdict is sought or urgent relief may be obtained from a court of competent jurisdiction), shall be submitted to and decided by arbitration.

6.2	That arbitration shall be held:

13

6.2.1	with only the Parties and their representatives present thereat; and

6.2.2	at Sandton, South Africa.

6.3	It is the intention that the arbitration shall, where possible, be held and concluded in 21 (twenty one) Business Days after it has been demanded.

6.4	Save as expressly provided in this Agreement to the contrary, the arbitration shall be subject to the arbitration legislation for the time being in force in South Africa.

6.5	There shall be 1 (one) arbitrator who shall be a practising senior counsel or, alternatively, a practising attorney of not less than 15 (fifteen) years’ experience as an attorney

6.6	The appointment of the arbitrator shall be agreed upon by the Parties in writing or, failing agreement by the Parties within 10 (ten) Business Days after the arbitration has been demanded, at the request of any of the Parties shall be nominated by the Chairman for the time being of the Arbitration Foundation of South Africa (or its successor body in title) (“AFSA”). If that person fails or refuses to make the nomination, any Party may approach the High Court of South Africa to make such an appointment. To the extent necessary, the court is expressly empowered to do so.

6.7	The Parties shall keep the evidence in the arbitration proceedings and any order made by any arbitrator confidential unless otherwise contemplated herein.

6.8	The arbitrator shall be obliged to give his award in writing fully supported by reasons.

6.9	The provisions of this clause are severable from the rest of this Agreement and shall remain in effect even if this Agreement is terminated for any reason.

6.10	The arbitrator shall have the power to give default judgment if any Party fails to make submissions on due date and/or fails to appear at the arbitration, which judgment the arbitrator shall be entitled to rescind on good cause shown in terms of the legal principles applicable to rescission of judgments.

7.	GOVERNING LAW

7.1	This Agreement is governed by, and all disputes, claims, controversies, or disagreements of whatever nature arising out of or in connection with this Agreement, including any question regarding its existence, validity, interpretation, termination or enforceability shall be resolved in accordance with the laws of South Africa.

7.2	Notwithstanding anything to the contrary contained in clause 6, any Party shall be entitled to apply for any interdict (or any other matter that cannot be resolved pursuant to clause 6) to

14

be heard by any competent court having jurisdiction in any dispute arising from or in connection with this Agreement, and the Parties consent to same, save that if any Party is applying for urgent relief or claiming an order of specific performance against a BBKT Breaching Party then the Parties hereby consent and submit to the exclusive jurisdiction of the South Gauteng High Court of the Republic of South Africa in any dispute arising from or in connection with this Agreement provided that such court has jurisdiction to hear such matter.

8.	BREACH

If any Party (the “Defaulting Party”) commits any breach of this Agreement and fails to remedy such breach within 10 (ten) Business Days, (the “Notice Period”) of written notice requiring the breach to be remedied, then the Party giving the notice (the “Claiming Party”) will be entitled to claim immediate specific performance of all or any of the Defaulting Party’s obligations under this Agreement, with or without claiming damages, whether or not such obligation is falling due for performance and the Parties hereby agree that no Party shall be entitled to cancel this Agreement.

9.	WHOLE AGREEMENT, NO AMENDMENT

9.1	This Agreement constitutes the whole agreement between the Parties relating to the subject matter hereof and supersedes any other discussions, agreements and/or understandings regarding the subject matter hereof.

9.2	No amendment or consensual cancellation of this Agreement or any provision or term hereof or of any agreement, bill of exchange or other document issued or executed pursuant to or in terms of this Agreement and no settlement of any disputes arising under this Agreement and no extension of time, waiver or relaxation or suspension of or agreement not to enforce or to suspend or postpone the enforcement of any of the provisions or terms of this Agreement or of any agreement, bill of exchange or other document issued pursuant to or in terms of this Agreement shall be binding unless recorded in a written document signed by the Parties (or in the case of an extension of time, waiver or relaxation or suspension, signed by the Party granting such extension, waiver or relaxation). Any such extension, waiver or relaxation or suspension which is so given or made shall be strictly construed as relating strictly to the matter in respect whereof it was made or given.

9.3	No oral pactum de non petendo shall be of any force or effect.

9.4	No extension of time or waiver or relaxation of any of the provisions or terms of this Agreement or any agreement, bill of exchange or other document issued or executed pursuant to or in terms of this Agreement, shall operate as an estoppel against any Party in respect of its rights under this Agreement, nor shall it operate so as to preclude such Party

15

(save as to any extension, waiver or relaxation actually given) thereafter from exercising its rights strictly in accordance with this Agreement.

9.5	To the extent permissible by law no Party shall be bound by any express or implied or tacit term, representation, warranty, promise or the like not recorded herein, whether it induced the contract and/or whether it was negligent or not.

10.	DOMICILIA CITAND1 ET EXECUTANDI

10.1	The Parties choose as their domicilia citandl et executandi for all purposes under this Agreement, whether in respect of court process, notices or other documents or communications of whatsoever nature (including the exercise of any option), the following addresses:

10.1.1	Ivy Lane:
	Physical:	[***]
	Postal:	[***]
	Fax:	[***]
For the attention of: [***]

10.1.2	Luxco:
	Physical:	[***]
	Postal:	[***]
	Fax:	[***]
For the attention of: [***]

10.1.3	Platmin:
	Physical:	[***]
	Postal:	[***]
	Fax:	[***]
For the attention of: [***]

10.1.4	BBKT, IBMR and Lexshell:

16

	Physical:	[***]
	Postal:	[***]
	Fax:	[***]
For the attention of: [***]

	With a copy to:	The Bakgatla Ba Kgafela - Financial Services (Proprietary) Limited
	Physical:	[***]
	Postal:	[***]
	Fax:	[***]
For the attention of: [***]
10.1.5	BPJV:
	Physical	[***]
	Postal:	[***]
	Fax:	[***]
For the attention of: [***]

10.1.6	PIC:
	Physical	[***]
	Postal:	[***]
	Fax:	[***]
For the attention of: [***]

10.1.7	Cidet:
	Physical	[***]
	Postal:	[***]
	Fax:	[***]
For the attention of: [***]

10.1.8	Platmin SA:
	Physical:	[***]
	Postal:	[***]
	Fax:	[***]

17

For the attention of: [***]

10.1.9	Guernsey SPV:
	Physical:	[***]
	Postal:	[***], [***]
	Fax:	[***]
For the attention of: [***]
10.1.10	LLTI
	Physical:	[***]
	Postal:	[***]
	Fax:	[***]
For the attention of: [***]

10.1.11	PPM:
	Physical:	[***]
	Postal:	[***]
	Fax:	[***]
For the attention of: [***]

10.1.12	West Dunes:
	Physical:	[***]
	Postal:	[***]
	Fax:	[***]
For the attention of: [***]

10.1.13	Pallinghurst Cayman:
	Physical:	[***]
	Postal:	[***]

18

	Fax:	[***]
For the attention of: [***]

10.1.14	Investec:
	Physical:	[***]
	Postal:	[***]
	Fax:	[***]
For the attention of: [***]

10.1.15	Pallinghurst Investment Consortium II (Lux) S.à r.l, Pallinghurst Investor Consortium (Lux) S.à r.l. and Dutch Investments (Lux) S.à.r.L:
	Physical:	[***]
	Postal:	[***]
	Fax:	[***]
For the attention of: [***]

10.2	Any notice or communication required or permitted to be given in terms of this Agreement shall be valid and effective only if in writing but it shall be competent to give notice by fax.

10.3	Any Party may by notice to the other Parties change the physical address chosen as its domicilium citandi et executandi vis-a-vis that Party to another physical address in South Africa or its fax number, provided that the change shall become effective vis-a-vis that addressee on the 10th (tenth) Business Day from the receipt of the notice by the addressee.

10.4	Any notice to a Party:

10.4.1	sent by prepaid registered post (by airmail if appropriate) in a correctly addressed envelope to it at an address chosen as its domicilium citandi et executandi to which post is delivered shall be deemed to have been received on the 7th (seventh) Business Day after posting (unless the contrary is proved);

19

10.4.2	delivered by hand to a responsible person during ordinary business hours at the physical address chosen as its domiciiium citandi et executandi shall be deemed to have been received on the day of delivery; or

10.4.3	sent by fax to its chosen fax number stipulated in clause 10.1, shall be deemed to have been received on the date of despatch (unless the contrary is proved).

10.5	Notwithstanding anything to the contrary herein contained a written notice or communication actually received by a Party shall be an adequate written notice or communication to it notwithstanding that it was not sent to or delivered at its chosen domicillum citandi et executandi.

11.	COSTS

Each Party shall bear its own costs in relation to the negotiation, preparation and implementation of this Agreement.

12.	SEVERABILITY

Any provision in this Agreement which is or may become illegal, invalid or unenforceable in any jurisdiction affected by this Agreement shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability and shall be treated pro non scripto and severed from the balance of this Agreement, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

13.	STIPULATE ALTERI

No part of this Agreement shall constitute a stlpulatlo aiteri in favour of any person who is not a Party to the Agreement unless the provision in question expressly provides that it does constitute a stipulatlo aiteri.

14.	NO CESSION AND ASSIGNMENT

Except as expressly provided in this Agreement, no Party shall be entitled to cede, assign, transfer or delegate all or any of its rights, obligations and/or interest in, under or in terms of this Agreement to any third party without the prior written consent of the other Parties (which consent shall not be unreasonably withheld).

15.	EXECUTION IN COUNTERPARTS

This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same agreement as at the date of signature of the Party that signs its counterpart last in time.

20

Signed by the Parties and witnessed on the following dates and at the following places respectively:

For:	ORKID S.à.r.l.

Signature
who warrants that he / she is duly authorised thereto

Name:

Date:

Place:

For:	PLATMIN LIMITED

Signature
who warrants that he / she is duly authorised thereto

Name:

Date:

Place:

For:	THE BAKGATLA BAKGAFELA TRIBE

Signature	/s/ Molefe John Pilane
who warrants that he / she is duly authorised thereto

Name:	Molefe John Pilane

Date:	30/10/2012

Place:	Sandton

21

For:	ORKID S.à.r.l.

Signature	/s/ [ILLEGIBLE]
who warrants that he / she is duly authorised thereto

Name:	[ILLEGIBLE]

Date:	[ILLEGIBLE]

Place:	[ILLEGIBLE]

For:	PLATMIN LIMITED

Signature
who warrants that he / she is duly authorised thereto

Name:

Date:

Place:

For:	THE BAKGATLA BAKGAFELA TRIBE

Signature
who warrants that he / she is duly authorised thereto

Name:

Date:

Place:

22

For:	ORKID S.à.r.l.

Signature
who warrants that he / she is duly authorised thereto

Name:

Date:

Place:

For:	PLATMIN LIMITED

Signature	/s/ Arne H. Frandsen
who warrants that he / she is duly authorised thereto

Name:	Arne H. Frandsen

Date:

Place:

For:	THE BAKGATLA BAKGAFELA TRIBE

Signature
who warrants that he / she is duly authorised thereto

Name:

Date:

Place:

23

For:	ITERELENG BAKGATLA MINERALS RESOURCES (PTY) LTD

Signature	/s/ Molefe John Pilane
who warrants that he / she is duly authorised thereto

Name:	Molefe John Pilane

Date:	30/10/2012

Place:	Sandton

For:	PALLINGHURST IVY LANE CAPITAL LIMITED

Signature
who warrants that he / she is duly authorised thereto

Name:

Date:

Place:

For:	BAKGATLA PALLINGHURST JV (PTY) LTD

Signature
who warrants that he / she is duly authorised therero

Name:

Date:

Place:

For:	PALLINGHURST INVESTOR CONSORTIUM (PTY) LTD

Signature
who warrants that he / she is duly authorised thereto

Name:

Date:

Place:

24

For:	ITERELENG BAKGATLA MINERALS RESOURCES (PTY) LTD

Signature
who warrants that he / she is duly authorised thereto

Name:

Date:

Place:

For:	PALLINGHURST IVY LANE CAPITAL LIMITED

Signature	/s/ Arne H. Frandsen
who warrants that he / she is duly authorised thereto

Name:	Arne H. Frandsen

Date:

Place:

For:	BAKGATLA PALLINGHURST JV (PTY) LTD

Signature	/s/ Arne H. Frandsen
who warrants that he / she is duly authorised thereto

Name:	Arne H. Frandsen

Date:

Place:

For:	PALLINGHURST INVESTOR CONSORTIUM (PTY) LTD

Signature	/s/ Arne H. Frandsen
who warrants that he / she is duly authorised thereto

Name:	Arne H. Frandsen

Date:

Place:

25

For:	CLIDET NO. 832 (PTY) LTD

Signature
who warrants that he / she is duly authorised thereto

Name:

Date:

Place:

For:	LEXSHELL 38 GENERAL TRADING (PTY) LTD

Signature	/s/ Molefe John Pilane
who warrants that he / she is duly authorised thereto

Name:	Molefe John Pilane

Date:	30/10/2012

Place:	Sandton

For:	PLATMIN SOUTH AFRICA (PTY) LTD

Signature
who warrants that he / she is duly authorised thereto

Name:

Date:

Place:

For:	NEWSHELF 1101 (PTY) LTD

Signature
who warrants that he / she is duly authorised thereto

Name:

Date:

Place:

26

For:	CLIDET NO. 832 (PTY) LTD

Signature	/s/ Arne H. Frandsen
who warrants that he / she is duly authorised thereto

Name:	Arne H. Frandsen

Date:

Place:

For:	LEXSHELL 38 GENERAL TRADING (PTY) LTD

Signature
who warrants that he / she is duly authorised thereto

Name:

Date:

Place:

For:	PLATMIN SOUTH AFRICA (PTY) LTD

Signature	/s/ Arne H. Frandsen
who warrants that he / she is duly authorised thereto

Name:	Arne H. Frandsen

Date:

Place:

For:	NEWSHELF 1101 (PTY) LTD

Signature	/s/ Arne H. Frandsen
who warrants that he / she is duly authorised thereto

Name:	Arne H. Frandsen

Date:

Place:

27

For:	CLIDET NO. 832 (PTY) LTD

Signature
who warrants that he / she is duly authorised thereto

Name:

Date:

Place:

For:	LEXSHELL 38 GENERAL TRADING (PTY) LTD

Signature
who warrants that he / she is duly authorised thereto

Name:

Date:

Place:

For:	PLATMIN SOUTH AFRICA (PTY) LTD

Signature	/s/ TG Dale
who warrants that he / she is duly authorised thereto

Name:	TG DALE

Date:	30 October 2012

Place:	Centurion

For:	NEWSHELF 1101 (PTY) LTD

Signature
who warrants that he / she is duly authorised thereto

Name:

Date:

Place:

INDEMNITY AGREEMENT Entered into between	Execution Version

PALLINGHURST IVY LANE CAPITAL LIMITED

(Registration No. 69215 C1/GBL)

and

ORKID S.à r.l.

(Registration No. B 167 777)

and

HODOS HOLDINGS LIMITED

(Registration No. 55562)

and

PLATMIN LIMITED

(Registration No. 54400)

and

THE BAKGATLA BA KGAFELA TRIBE

and

ITERELENG BAKGATLA MINERALS RESOURCES (PTY) LTD

(Registration No. 2003/003721/07)

and

BAKGATLA PALLINGHURST JV (PTY) LTD

(Registration No. 20071030554107)

and

PALLINGHURST INVESTOR CONSORTIUM (PTY) LTD

(Registration No. 2007/030604/07)

and

CLIDET NO 832 (PTY) LTD

(Registration No. 2008/011497/07)

and

LEXSHELL 38 GENERAL TRADING (PTY) LTD

(Registration No. 2006/017942/07)

and

PLATMIN SOUTH AFRICA (PTY) LTD

(Registration No. 2000/002572/07)

and

NEWSHELF 1101 (PTY) LTD

(Registration No. 2010/018827/07)

and

PILANESBERG PLATINUM MINES (PTY) LTD

(Registration No. 2002/015572/07)

and

WEST DUNES PROPERTIES 115 (PTY) LTD

(Registration No. 2004/010211/07)

and

PALLINGHURST (CAYMAN) GP L.P.

and

INVESTEC BANK LIMITED

(Registration No. 1969/004763/06)

and

PALLINGHURST INVESTMENT CONSORTIUM II (LUX) S.à r.l.

(Registration No. B152918)

and

PALLINGHURST INVESTOR CONSORTIUM (LUX) S.à r.l.

(Registration No. B143734)

and

DUTCH INVESTMENTS (LUX) S.à r.l.

(Registration No. B157475)

WHEREBY IT IS AGREED AS FOLLOWS:

1.	INTERPRETATION AND PRELIMINARY

The headings of the clauses in this Agreement are for the purpose of convenience and reference only and shall not be used in the Interpretation of nor modify nor amplify the terms of this Agreement nor any clause hereof. Unless a contrary intention clearly appears:

1.1	words importing:

1.1.1	any one gender Include the other two genders;

1.1.2	the singular include the plural and vice versa; and

1.1.3	natural persons include created entities (corporate or unincorporate) and the state and vice versa;

1.2	the following terms shall have the meanings assigned to them hereunder and cognate expressions shall have corresponding meanings, namely -

1.2.1	“Agreement” means this Indemnity agreement;

1.2.2	“BBKT” means the Bakgatla Ba Kgafela Tribe, a universitas personarum being a traditional community and tribe established according to indigenous custom, with full contractual capacity;

1.2.3	“BPJV” means Bakgatla Pallinghurst JV (Pty) Ltd, Registration No. 2007/030554/07, a limited liability private company duly incorporated in the Republic of South Africa;

1.2.4	“Business Day” means any day other than a Saturday, Sunday or public holiday in the Republic of South Africa and/or Mauritius and/or Guernsey and /or Luxembourg;

1.2.5	“Clidet” means Clidet No 832 (Pty) Ltd, Registration No. 2008/011497/07, a limited liability private company duly incorporated in the Republic of South Africa;

1.2.6	“Companies Act” means the Companies Act, 2008;

1.2.7	“Effective Date” means the date upon which the Suspensive Condition is fulfilled, or waived, as the case may be;

1.2.8	“Guernsey SPV” means Hodos Holdings Limited, Registration No. 55562, a company duly incorporated in Guernsey;

1.2.9	“Holding Company” means holding company as defined in the Companies Act and references to a “Holding Company” shall not be limited to entities incorporated under the Companies Act and, in respect any company of which BBKT holds more than 50% (fifty percent) of the Issued share capital, “Holding Company” means BBKT;

1.2.10	“IBMR” means Itereleng Bakgatla Minerals Resources (Pty) Ltd, Registration No. 2003/003721/07, a limited liability private company duly incorporated in the Republic of South Africa;

1.2.11	“Ivy Lane” means Pallinghurst Ivy Lane Capital Limited, Registration No. 69215 C1/GBL, a private company limited by shares Incorporated in the Republic of Mauritius;

1.2.12	“Lexshell” means Lexshell 38 General Trading (Pty) Ltd, Registration No. 2006/017942/07, a limited liability private company duly incorporated in the Republic of South Africa;

1.2.13	“LLTI” means Newshelf 1101 (Pty) Ltd, Registration No. 2010/018827/07, a limited liability private company duly incorporated in the Republic of South Africa;

1.2.14	“Loan Creation Consolidation Agreement” means the consolidation agreement entered into or to be entered Into between Luxco, Guernsey SPV, Platmin, BBKT, IBMR, Ivy Lane, BPJV, PIC, Rustenburg Platinum Mines Limited, Clidet, Lexshell, Richtrau, Platmin SA, LLTI, PPM, West Dunes and Webber Wentzel;

1.2.15	“Luxco” means Orkld S.à r.l., Registration No. B 167 777, a limited liability private company duly incorporated in Luxembourg;

1.2.16	“Parties” means, collectively, Ivy Lane, Luxco, Guernsey SPV, Platmin, BBKT, IBMR, BPJV, PIC, Clidet, Lexshell, Platmin SA, LLTI, PPM, West Dunes, Pallinghurst (Cayman) GP LP., Investec Bank Limited, Pallinghurst Investment Consortium II (Lux) S.à r.l., Pallinghurst Investor Consortium (Lux) S.à r.l., and Dutch Investments (Lux) S.à r.l., and references to a “Party” shall be to any of either of them individually, as the context may require;

1.2.17	“Party’s Group” means in relation to each Party:

1.2.17.1	any Subsidiary of that Party;

1.2.17.2	any Holding Company of that Party; and

1.2.17.3	any Subsidiary of that Party’s Holding Company;

1.2.18	“PIC” means Pallinghurst Investor Consortium (Pty) Ltd, Registration No. 2007/030604/07, a limited liability private company duly incorporated in the Republic of South Africa;

1.2.19	“Platmin” means Platmin Limited, Registration No. 54400, a limited liability company duly incorporated in Guernsey;

1.2.20	“Platmin SA” means Platmin South Africa (Pty) Ltd, Registration No. 2000/002572/07, a limited liability private company duly incorporated in the Republic of South Africa, formerly Boynton Investments (Pty) Ltd;

1.2.21	“PPM” means Pilanesberg Platinum Mines (Pty) Ltd, Registration No. 2002/015572/07, a limited liability private company duly incorporated in the Republic of South Africa;

1.2.22	“Relationship Agreement” means the agreement entered into or to be entered into between Luxco, Guernsey SPV, Platmin, BBKT, IBMR, Ivy Lane, BPJV, PIC, Clidet, Lexshell, Platmin SA, LLTI, PPM, West Dunes, Pallinghurst (Cayman) GP L.P., investec Bank Limited, Pallinghurst Investment Consortium II (Lux) S.à r.l., Pallinghurst Investor Consortium (Lux) S.à r.l. and Dutch Investments (Lux) S.à r.l.;

1.2.23	“Richtrau” means Richtrau No 123 (Pty) Ltd, Registration No. 2006/017346/07, a limited liability private company duly incorporated in the Republic of South Africa;

1.2.24	“Signature Date” means the date of the signature of this Agreement by the last Party to do so;

1.2.25	“Subscription Agreement” shall bear the meaning ascribed to in the Loan Creation Consolidation Agreement;

1.2.26	“Subsidiary” means subsidiary as defined in the Companies Act and references to a “Subsidiary” shall not be limited to entities incorporated under the Companies Act and in respect of any company of which BBKT holds more than 50% (fifty percent) of the issued share capital, “Subsidiary” means such company;

1.2.27	“Suspensive Condition” means the suspensive condition in clause 2.1;

1.2.28	“VAT” means value added tax as may be levied in terms of the VAT Act;

1.2.29	“VAT Act” means the Value-Added Tax Act, 1991;

1.2.30	“West Dunes” means West Dunes Properties 115 (Pty) Ltd (Registration No. 2004/010211/07), a limited liability private company duly Incorporated in the Republic of South Africa; and

1.3	any reference to an enactment is to that enactment as at the Signature Date and as amended or re-enacted from time to time and Includes any subordinate legislation made from time to time under such enactment;

1.4	If any provision in a definition is a substantive provision conferring rights or imposing obligations on any Party, notwithstanding that it Is only in the definition clause, effect shall be given to it as if it were a substantive provision in the body of the Agreement;

1.5	when any number of days is prescribed in this Agreement, same shall be reckoned exclusively of the first and inclusively of the last day unless the last day is not a Business Day, in which case the last day shall be the next succeeding Business Day;

1.6	if any term is defined within the context of any particular clause in this Agreement, the term so defined, unless it is clear from the clause in question that the term so defined has limited application to the relevant clause, shall bear the meaning ascribed to it for all purposes in terms of this Agreement, notwithstanding that that term has not been defined in this Interpretation clause;

1.7	capitalised words and/or terms used in this Agreement but not defined herein shall bear the meaning ascribed to them in the Relationship Agreement;

1.8	the expiration or termination of this Agreement shall not affect such of the provisions of this Agreement as expressly provide that they will operate after any such expiration or termination or which of necessity must continue to have effect after such expiration or termination, notwithstanding that the clauses themselves do not expressly provide for this;

1.9	the rule of construction that a contract shall be interpreted against the Party responsible for the drafting or preparation of the contract, shall not apply;

1.10	any reference in this Agreement to a Party shall include a reference to that Party’s assigns expressly permitted under this Agreement and, if such Party Is liquidated or sequestrated, be applicable also to and binding upon that Party’s liquidator or trustee, as the case may be;

1.11	any reference to an agreement includes a reference to that agreement and its annexures, as may be amended, supplemented, varied or novated from time to time;

1.12	the words “include”, “including” and “in particular” shall be construed as being by way of example or emphasis only and shall not be construed, nor shall they take effect, as limiting the generality of any preceding word/s; and

1.13	the words “other” and “otherwise” shall not be construed eiusdem generis with any preceding words where a wider construction is possible.

2.	SUSPENSIVE CONDITION

2.1	The whole of this Agreement, other than the provisions of clause 1, this clause 2, and clauses 5 to 15 (both inclusive), which shall be of immediate force and effect on the Signature Date, is subject to the fulfilment of the suspensive condition, that by not later than 15 December 2013 the suspensive condition to the Relationship Agreement has been fulfilled.

2.2	Forthwith after the Signature Date, the Parties shall use their respective reasonable endeavours and co-operate in good faith to procure the fulfilment of the Suspensive Condition, to the extent that it is within their power to do so, as expeditiously as reasonably possible.

2.3	The Suspensive Condition has been Inserted for the benefit of all Parties who will be entitled to waive fulfilment of same by written agreement prior to the expiry of the relevant time period set out in clause 2.1 (or extended in accordance with clause 2.4).

2.4	Unless the Suspensive Condition has been fulfilled or waived by not later than the date contemplated in clause 2.1 (or such later date or dates as may be agreed in writing between the Parties before the aforesaid date or dales), the provisions of this Agreement save for clause 1, this clause 2 and clauses 5 to 15 (both inclusive) which will remain of full force and effect, will never become of any force or effect and the status quo ante will be restored as near as may be possible and none of the Parties will have any claim against any other in terms hereof or arising from the failure of the Suspensive Condition, save for any claims arising from a breach of clause 2.2 and/or any prior breach of any of the provisions of this Agreement which became effective prior to the Effective Date.

3.	INDEMNITY

3.1	If BBKT and/or any member of BBKT’s Party’s Group which Is a party to the Relationship Agreement or which becomes a party to the Relationship Agreement pursuant to clause 18 of the Relationship Agreement and/or Platmin and/or any member of Platmin’s Party’s Group which is a party to the Relationship Agreement or which becomes a party to the Relationship Agreement pursuant to clause 18 of the Relationship Agreement (each an “Indemnified Party”):

3.1.1	pursues any of Ivy Lane, Pallinghurst Investor Consortium (Lux) S.à r.I., Pallinghurst Investment Consortium (Lux) S.à r.I., Dutch Investments (Lux) S.à r.l. and/or any members of these party’s Party’s Groups which become parties to the Relationship Agreement pursuant to clause 18 of the Relationship Agreement (“Pallinghurst Breaching Party”) in respect of a breach of any provision/s (“Relevant Provision”) of the Relationship Agreement (“Breach”); and

3.1.2	the Indemnified Party has diligently exhausted all reasonable remedies available to It in law in pursuing the Breach; and

3.1.3	the Indemnified Party is unsuccessful in pursuing the Breach: (a) by virtue of the Relevant Provision/s being unenforceable against the Pallinghurst Breaching Party solely because such Relevant Provision/s constitutes a breach of clause 26 of the Loan Creation Consolidation Agreement and/or clause 24 of the Subscription Agreement; or (b), but would have been successful in pursuing the Breach had the Relevant Provision/s been included in the Loan Creation Consolidation Agreement or the Subscription Agreement,

then Ivy Lane indemnifies and holds the Indemnified Party harmless against all direct damages it suffers as a result of the above, provided that: (a) the provisions of clauses 25.1.2, 25.1.3, 25.1.4 and 25.1.5.1 of the Relationship Agreement apply mutatis mutandis to this Agreement, save that the capped amount contemplated in clause 25.1.5.1 shall also include this Agreement; and (b) the principles contemplated in clauses 26.1, 26.2, 26.3. 26.4 and 26.5 of the Relationship Agreement shall apply mutatis mutandis to this Agreement.

3.2	To the extent that any Indemnified Party is not a Party, this clause 3 constitutes a stipulatio alteri in favour of such Indemnified Party, which stipulatio alteri such Indemnified Party may accept at any time.

4.	WARRANTIES GENERAL

4.1	No warranties or representations, express or Implied or tacit, whether by law, contract or otherwise and whether It induced the contract or not, which are not set forth in this Agreement shall be binding on any Party, and the Parties hereby irrevocably waive any right (common law or otherwise) that they may have to rely thereon.

4.2	Each of the Parties hereby warrants to and in favour of the other Parties that:

4.2.1	it has the legal capacity and has taken all necessary corporate action required to empower and authorise it to enter Into this Agreement;

4.2.2	this Agreement constitutes an agreement valid and binding on it and enforceable against it in accordance with Its terms; and

4.2.3	the execution of this Agreement and the performance of its obligations hereunder does not and shall not:

4.2.3.1	contravene any law or regulation to which it is subject;

4.2.3.2	contravene any provision of its constitutional documents; or

4.2.3.3	conflict with, or constitute a breach of any of the provisions of any other agreement, obligation, restriction or undertaking which is binding on It.

4.3	Each warranty and undertaking in this Agreement:

4.3.1	is a separate warranty and undertaking and will in no way be limited or restricted by reference to or inference from the terms of any other warranty or undertaking or by any other words in this Agreement;

4.3.2	shall continue and remain in force notwithstanding the completion of the transactions contemplated in this Agreement; and

4.3.3	be deemed to be material and to be a material representation inducing the recipient to enter into this Agreement.

4.4	It is recorded that the Parties have entered into this Agreement on the strength of the warranties and undertakings that they have received and on the basis that such warranties and undertakings will, unless otherwise specifically stated, be correct on the relevant date/s.

5.	CONFIDENTIALITY AND PUBLICITY

5.1	Any Information obtained by any Party in terms, or arising from the Implementation of this Agreement shall be treated as confidential by that Party and shall not be used, divulged or permitted to be divulged to any person not being a Party, without the prior written consent of the other Party save that:

5.1.1	each Party shall be entitled to disclose such information to its employees, its directors, shareholders, professional advisors and funders who have a need to know and who have been directed by the disclosing Party to keep such information confidential and have undertaken to keep such information confidential;

5.1.2	each Party shall be entitled to disclose any information which is required to be furnished by law or regulation or by existing contract as at the Signature Date or by any stock exchange; and

5.1.3	no Party shall be precluded from using or divulging such information in order to pursue any legal remedy available to it.

5.2	In the event that a Party Is required to disclose information as contemplated in clause 5.1.2, such Party will:

5.2.1	advise the other Party (the “Relevant Party”) in writing prior to disclosure, if possible;

5.2.2	take such steps to limit the disclosure to the minimum extent required to satisfy such requirement and to the extent that it lawfully and reasonably can;

5.2.3	afford the Relevant Party a reasonable opportunity, if possible, to intervene in the proceedings;

5.2.4	comply with the Relevant Party’s reasonable requests as to the manner and terms of such disclosure; and

5.2.5	notify the Relevant Party of the recipient of, and the form and extent of, any such disclosure or announcement Immediately after it was made.

6.	ARBITRATION PROCEDURES

6.1	Unless provided for to the contrary in this Agreement, a dispute which arises in regard to:

6.1.1	the interpretation of;

6.1.2	the carrying into effect of;

6.1.3	either of the Party’s rights and obligations arising from;

6.1.4	the termination or purported termination of or arising from the termination of; or

6.1.5	the rectification or proposed rectification of this Agreement, or out of or pursuant to this Agreement or on any matter which in terms of this Agreement requires agreement by the Parties, (other than where an interdict is sought or urgent relief may be obtained from a court of competent jurisdiction), shall be submitted to and decided by arbitration.

6.2	That arbitration shall be held:

6.2.1	with only the Parties and their representatives present thereat; and

6.2.2	at Sandton, South Africa.

6.3	It is the intention that the arbitration shall, where possible, be held and concluded in 21 (twenty one) Business Days after it has been demanded.

6.4	Save as expressly provided in this Agreement to the contrary, the arbitration shall be subject to the arbitration legislation for the time being in force in South Africa.

6.5	There shall be 1 (one) arbitrator who shall be a practising senior counsel or, alternatively, a practising attorney of not less than 15 (fifteen) years’ experience as an attorney.

6.6	The appointment of the arbitrator shall be agreed upon by the Parties in writing or, failing agreement by the Parties within 10 (ten) Business Days after the arbitration has been demanded, at the request of any of the Parties shall be nominated by the Chairman for the time being of the Arbitration Foundation of South Africa (or its successor body in title) (“AFSA”). If that person fails or refuses to make the nomination, any Party may approach the High Court of South Africa to make such an appointment. To the extent necessary, the court is expressly empowered to do so.

6.7	The Parties shall keep the evidence in the arbitration proceedings and any order made by any arbitrator confidential unless otherwise contemplated herein.

6.8	The arbitrator shall be obliged to give his award in writing fully supported by reasons.

6.9	The provisions of this clause are severable from the rest of this Agreement and shall remain in effect even if this Agreement is terminated for any reason.

6.10	The arbitrator shall have the power to give default judgment if any Party fails to make submissions on due date and/or fails to appear at the arbitration, which judgment the arbitrator shall be entitled to rescind on good cause shown in terms of the legal principles applicable to rescission of judgments.

7.	GOVERNING LAW

7.1	This Agreement is governed by, and all disputes, claims, controversies, or disagreements of whatever nature arising out of or in connection with this Agreement, including any question regarding its existence, validity, interpretation, termination or enforceability shall be resolved in accordance with the laws of South Africa.

7.2	Notwithstanding anything to the contrary contained in clause 6, any Party shall be entitled to apply for any Interdict (or any other matter that cannot be resolved pursuant to clause 6) to be heard by any competent court having jurisdiction in any dispute arising from or in connection with this Agreement, and the Parties consent to same, save that if BBKT is the Party applying for urgent relief or claiming an order of specific performance against a Pallinghurst Breaching Party, the Parties hereby consent and submit to the exclusive jurisdiction of the South Gauteng High Court of the Republic of South Africa in any dispute arising from or in connection with this Agreement.

8.	BREACH

If any Party (the “Defaulting Party”) commits any breach of this Agreement and falls to remedy such breach within 10 (ten) Business Days, (the “Notice Period”) of written notice requiring the breach to be remedied, then the Party giving the notice (the “Claiming Party”) will be entitled to claim immediate specific performance of all or any of the Defaulting Party’s obligations under this Agreement, with or without claiming damages, whether or not such obligation Is falling due for performance and the Parties hereby agree that no Party shall be entitled to cancel this Agreement.

9.	WHOLE AGREEMENT, NO AMENDMENT

9.1	This Agreement constitutes the whole agreement between the Parties relating to the subject matter hereof and supersedes any other discussions, agreements and/or understandings regarding the subject matter hereof.

9.2	No amendment or consensual cancellation of this Agreement or any provision or term hereof or of any agreement, bill of exchange or other document Issued or executed pursuant to or in terms of this Agreement and no settlement of any disputes arising under this Agreement and no extension of time, waiver or relaxation or suspension of or agreement not to enforce or to suspend or postpone the enforcement of any of the provisions or terms of this Agreement or of any agreement, bill of exchange or other document issued pursuant to or in terms of this Agreement shall be binding unless recorded in a written document signed by the Parties (or in the case of an extension of time, waiver or relaxation or suspension, signed by the Party granting such extension, waiver or relaxation). Any such extension, waiver or relaxation or suspension which is so given or made shall be strictly construed as relating strictly to the matter in respect whereof it was made or given.

9.3	No oral pactum de non petendo shall be of any force or effect.

9.4	No extension of time or waiver or relaxation of any of the provisions or terms of this Agreement or any agreement, bill of exchange or other document issued or executed pursuant to or in terms of this Agreement, shall operate as an estoppel against any Party in respect of its rights under this Agreement, nor shall It operate so as to preclude such Party (save as to any extension, waiver or relaxation actually given) thereafter from exercising its rights strictly in accordance with this Agreement.

9.5	To the extent permissible by law no Party shall be bound by any express or implied or tacit term, representation, warranty, promise or the like not recorded herein, whether it induced the contract and/or whether it was negligent or not.

10.	DOMICILIA CITANDI ET EXECUTANDI

10.1	The Parties choose as their domicilia citandi et executandi for all purposes under this Agreement, whether in respect of court process, notices or other documents or communications of whatsoever nature (including the exercise of any option), the following addresses:

10.1.1	Ivy Lane:

Physical:	[***]

Postal:	[***]

For the attention of: [***]

10.1.2	Luxco:

Physical:	[***]

Postal:	[***]

Fax:	[***]

For the attention of: [***]

10.1.3	Platmin:

Physical:	[***]

Postal:	[***]

Fax:	[***]

For the attention of: [***]

10.1.4	BBKT, IBMR and Lexshell:

Physical:	[***]

Postal:	[***]

Fax:	[***]

For the attention of: [***]

With a copy to:	The Bakgatla Ba Kgafela - Financial Services (Proprietary) Limited

Physical:	[***]

Postal:	[***]

Fax:	[***]

For the attention of: [***]

10.1.5	BPJV:

Physical:	[***]

Postal:	[***]

Fax:	[***]

For the attention of: [***]

10.1.6	PIC:

Physical:	[***]

Postal:	[***]

Fax:	[***]

For the attention of: [***]

10.1.7	Clidet:

Physical:	[***]

Postal:	[***]

Fax:	[***]

For the attention of: [***]

10.1.8	Platmln SA:

Physical:	[***]

Postal:	[***]

Fax:	[***]

For the attention of: [***]

10.1.9	Guernsey SPV:

Physical:	[***]

Postal:	[***]

Fax:	[***]

For the attention of: [***]

10.1.10	LLTI:

Physical:	[***]

Postal:	[***]

Fax:	[***]

For the attention of: [***]

10.1.11	PPM:

Physical:	[***]

Postal:	[***]

Fax:	[***]

For the attention of: [***]

10.1.12	West Dunes:

Physical:	[***]

Postal:	[***]

Fax:	[***]

For the attention of: [***]

10.1.13	Pallinghurst Cayman:

Physical:	[***]

Postal:	[***]

Fax:	[***]

For the attention of: [***]

10.1.14	Investec:

Physical:	[***]

Postal:	[***]

Fax:	[***]

For the attention of: [***]

10.1.15	Pallinghurst Investment Consortium II (Lux) S.à r.l., Pallinghurst Investor Consortium (Lux) S.à r.l. and Dutch Investments (Lux) S.à r.I.:

Physical:	[***]

Postal:	[***]

Fax:	[***]

For the attention of: [***]

10.2	Any notice or communication required or permitted to be given in terms of this Agreement shall be valid and effective only if in writing but It shall be competent to give notice by fax.

10.3	Any Party may by notice to the other Parties change the physical address chosen as its domicilium citandi et executandi vis-a-vis that Party to another physical address in South Africa or its fax number, provided that the change shall become effective vis-a-vis that addressee on the 10th (tenth) Business Day from the receipt of the notice by the addressee.

10.4	Any notice to a Party:

10.4.1	sent by prepaid registered post (by airmail if appropriate) in a correctly addressed envelope to it at an address chosen as its domicilium citandi et executandi to which post is delivered shall be deemed to have been received on the 7th (seventh) Business Day after posting (unless the contrary is proved);

10.4.2	delivered by hand to a responsible person during ordinary business hours at the physical address chosen as its domicilium citandi et executandi shall be deemed to have been received on the day of delivery; or

10.4.3	sent by fax to its chosen fax number stipulated in clause 10.1, shall be deemed to have been received on the date of despatch (unless the contrary is proved).

10.5	Notwithstanding anything to the contrary herein contained a written notice or communication actually received by a Party shall be an adequate written notice or communication to it notwithstanding that it was not sent to or delivered at Its chosen domicilium citandi et executandi.

11.	COSTS

Each Party shall bear its own costs in relation to the negotiation, preparation and implementation of this Agreement.

12.	SEVERABILITY

Any provision in this Agreement which is or may become illegal, invalid or unenforceable in any jurisdiction affected by this Agreement shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability and shall be treated pro non scripto and severed from the balance of this Agreement, without Invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other Jurisdiction.

13.	STIPULATIO ALTERI

No part of this Agreement shall constitute a stipulatlo alteri in favour of any person who is not a Party to the Agreement unless the provision in question expressly provides that It does constitute a stipulatlo alteri.

14.	NO CESSION AND ASSIGNMENT

Except as expressly provided in this Agreement, no Party shall be entitled to cede, assign, transfer or delegate all or any of Its rights, obligations and/or Interest in, under or in terms of this Agreement to any third party without the prior written consent of the other Parties (which consent shall not be unreasonably withheld).

15.	EXECUTION IN COUNTERPARTS

This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same agreement as at the date of signature of the Party that signs its counterpart last in time.

Signed by the Parties and witnessed on the following dates and at the following places respectively:

For:	ORKID S.à r.l.

Signature:
who warrants that he / she is duly authorised thereto

Name:
Date:
Place:

For:	PLATMIN LIMITED

Signature:	/s/ Arne H. Frandsen
who warrants that he / she is duly authorised thereto

Name:	ARNE H. FRANDSEN
Date:
Place:

For:	THE BAKGATLA BA KGAFELA TRIBE

Signature:
who warrants that he / she is duly authorised thereto

Name:
Date:
Place:

For:	ITERELENG BAKGATLA MINERALS RESOURCES (PTY) LTD

Signature:
who warrants that he / she is duly authorised thereto

Name:
Date:
Place:

For:	ORKID S.à r.l.

Signature:
who warrants that he / she is duly authorised thereto

Name:
Date:
Place:

For:	PLATMIN LIMITED

Signature:
who warrants that he / she is duly authorised thereto

Name:
Date:
Place:

For:	THE BAKGATLA BA KGAFELA TRIBE

Signature:	/s/ MOLEFE JOHN PILANE
who warrants that he / she is duly authorised thereto

Name:	MOLEFE JOHN PILANE
Date:	30/10/2012
Place:	SANDTON

For:	ITERELENG BAKGATLA MINERALS RESOURCES (PTY) LTD

Signature:	/s/ MOLEFE JOHN PILANE
who warrants that he / she is duly authorised thereto

Name:	MOLEFE JOHN PILANE
Date:	30/10/2012
Place:	SANDTON

For:	ORKID S.à r.l.

Signature:	/s/ [ILLEGIBLE]
who warrants that he / she is duly authorised thereto

Name:	[ILLEGIBLE]
Date:	[ILLEGIBLE]
Place:	[ILLEGIBLE]

For:	PLATMIN LIMITED

Signature:
who warrants that he / she is duly authorised thereto

Name:
Date:
Place:

For:	THE BAKGATLA BA KGAFELA TRIBE

Signature:
who warrants that he / she is duly authorised thereto

Name:
Date:
Place:

For:	ITERELENG BAKGATLA MINERALS RESOURCES (PTY) LTD

Signature:
who warrants that he / she is duly authorised thereto

Name:
Date:
Place:

For:	PALLINGHURST IVY LANE CAPITAL LIMITED

Signature:	/s/ ILLEGIBLE
who warrants that he / she is duly authorised thereto

Name:	ILLEGIBLE
Date:
Place:

For:	BAKGATLA PALLINGHURST JV (PTY) LTD

Signature:	/s/ ILLEGIBLE
who warrants that he / she is duly authorised thereto

Name:	ILLEGIBLE
Date:
Place:

For:	PALLINGHURST INVESTOR CONSORTIUM (PTY) LTD

Signature:	/s/ ILLEGIBLE
who warrants that he / she is duly authorised thereto

Name:	ILLEGIBLE
Date:
Place:

For:	CLIDET NO. 832 (PTY) LTD

Signature:	/s/ ILLEGIBLE
who warrants that he / she is duly authorised thereto

Name:	ILLEGIBLE
Date:
Place:

For:	LEXSHELL 38 GENERAL TRADING (PTY) LTD

Signature:	/s/ MOLEFE JOHN PILANE
who warrants that he / she is duly authorised thereto

Name:	MOLEFE JOHN PILANE
Date:	30/10/2012
Place:	SANDTON

For:	PLATMIN SOUTH AFRICA (PTY) LTD

Signature:
who warrants that he / she is duly authorised thereto

Name:
Date:
Place:

For:	NEWSHELF 1101 (PTY) LTD

Signature:
who warrants that he / she is duly authorised thereto

Name:
Date:
Place:

For:	PILANESBURG PLATINUM MINE (PTY) LTD

Signature:
who warrants that he / she is duly authorised thereto

Name:
Date:
Place:

For:	LEXSHELL 38 GENERAL TRADING (PTY) LTD

Signature:
who warrants that he / she is duly authorised thereto

Name:
Date:
Place:

For:	PLATMIN SOUTH AFRICA (PTY) LTD

Signature:	/s/ ILLEGIBLE
who warrants that he / she is duly authorised thereto

Name:	ILLEGIBLE
Date:
Place:

For:	NEWSHELF 1101 (PTY) LTD

Signature:	/s/ ILLEGIBLE
who warrants that he / she is duly authorised thereto

Name:	ILLEGIBLE
Date:
Place:

For:	PILANESBURG PLATINUM MINE (PTY) LTD

Signature:
who warrants that he / she is duly authorised thereto

Name:
Date:
Place:

For:	LEXSHELL 38 GENERAL TRADING (PTY) LTD

Signature:
who warrants that he / she is duly authorised thereto

Name:
Date:
Place:

For:	PLATMIN SOUTH AFRICA (PTY) LTD

Signature:	/s/ TG DALE
who warrants that he / she is duly authorised thereto

Name:	TG DALE
Date:	30 OCTOBER 2012
Place:	CENTURION

For:	NEWSHELF 1101 (PTY) LTD

Signature:
who warrants that he / she is duly authorised thereto

Name:
Date:
Place:

For:	PILANESBURG PLATINUM MINE (PTY) LTD

Signature:	/s/ TG DALE
who warrants that he / she is duly authorised thereto

Name:	TG DALE
Date:	30 OCTOBER 2012
Place:	CENTURION

For:	HODOS HOLDING LIMITED

Signature:	/s/ ILLEGIBLE
who warrants that he / she is duly authorised thereto

Name:	ILLEGIBLE
Date:
Place:

For:	WEST DUNES PROPERTIES 115 (PTY) LTD

Signature:
who warrants that he / she is duly authorised thereto

Name:
Date:
Place:

For:	PALLINGHURST (CAYMAN) GP L.P.

Signature:	/s/ ILLEGIBLE
who warrants that he / she is duly authorised thereto

Name:	ILLEGIBLE
Date:
Place:

For:	INVESTEC BANK LIMITED

Signature:	/s/ ILLEGIBLE
who warrants that he / she is duly authorised thereto

Name:	ILLEGIBLE
Date:
Place:	SANDTON

For:	HODOS HOLDING LIMITED

Signature:
who warrants that he / she is duly authorised thereto

Name:
Date:
Place:

For:	WEST DUNES PROPERTIES 115 (PTY) LTD

Signature:	/s/ TG DALE
who warrants that he / she is duly authorised thereto

Name:	TG DALE
Date:	30 OCTOBER 2012
Place:	CENTURION

For:	PALLINGHURST (CAYMAN) GP L.P.

Signature:
who warrants that he / she is duly authorised thereto

Name:
Date:
Place:

For:	INVESTEC BANK LIMITED

Signature:
who warrants that he / she is duly authorised thereto

Name:
Date:
Place:

For:	PALLINGHURST INVESTMENT CONSORTIU M II (LUX) S.à r.l.

Signature:	/s/ ILLEGIBLE
who warrants that he / she is duly authorised thereto

Name:	ILLEGIBLE
Date:
Place:

For:	PALLINGHURST INVESTOR CONSORTIUM (LUX) S.à r.l.

Signature:	/s/ ILLEGIBLE
who warrants that he / she is duly authorised thereto

Name:	ILLEGIBLE
Date:
Place:

For:	DUTCH INVESTMENTS (LUX) S.à r.l.

Signature:	/s/ ILLEGIBLE
who warrants that he / she is duly authorised thereto

Name:	ILLEGIBLE
Date:
Place:

edward nathan sonnenbergs

johannesburg cape town durban stellenbosch

150 west street

sandown sandton johannesburg 2196

po box 783347 sandton south africa 2146

docex 152 randburg

tel +2711 269 7600 fax +2711 269 7899

info@ens.co.za www.ens.co.za

Clause number and description	Page

1.	INTERPRETATION AND PRELIMINARY	4
2.	SUSPENSIVE CONDITION	8
3.	INDEMNITY	8
4.	WARRANTIES GENERAL	9
5.	CONFIDENTIALITY AND PUBLICITY	10
6.	ARBITRATION PROCEDURES	11
7.	GOVERNING LAW	12
8.	BREACH	13
9.	WHOLE AGREEMENT, NO AMENDMENT	13
10.	DOMICILIA CITANDI ET EXECUTANDI	14
11.	COSTS	18
12.	SEVERABILITY	18
13.	STIPULATIO ALTERI	18
14.	NO CESSION AND ASSIGNMENT	18
15.	EXECUTION IN COUNTERPARTS	18